UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DELTA AIR LINES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

M60063-P36962

You are receiving this communication because you hold

shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of

the more complete proxy materials that are available to

you on the Internet. You may view the proxy materials

online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

DELTA AIR LINES, INC.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 27, 2013.

DELTA AIR LINES, INC.

1030 DELTA BLVD.

DEPARTMENT 829

ATLANTA, GA 30354-1989

Meeting Information

Meeting Type: Annual Meeting

For holders as of: May 3, 2013

Date: June 27, 2013 Time: 7:30 AM EDT

Location: Offices of Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, New York 10019

See the reverse side of this notice to obtain

proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available vailable and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 13, 2013 to facilitate timely delivery.

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for

r equesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

NOTICE OF ANNUAL MEETING PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

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Proxy Materials Available to VIEW or RECEIVE:

Voting Items

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:

1. **Election of Nominees for Director:**

 1a. Richard H. Anderson

 1b. Edward H. Bastian

 1c. Roy J. Bostock

 1d. John S. Brinzo

 1e. Daniel A. Carp

 1f. David G. DeWalt

 1g. William H. Easter III

 1h. Mickey P. Foret

 1i. Shirley C. Franklin

 1j. David R. Goode

 1k. George N. Mattson

 1l. Paula Rosput Reynolds

 1m. Kenneth C. Rogers

 1n. Kenneth B. Woodrow

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. To approve, on an advisory basis, the compensation of Delta's named executive officers.

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3. To ratify the appointment of Ernst & Young LLP as Delta's independent auditors for the year ending December 31, 2013.

DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4.

4. A stockholder proposal requesting the Board of Directors adopt a stock retention policy for senior executives.

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